UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2026

The Travelers Companies, Inc.

(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	001-10898 (Commission File Number)	41-0518860 (IRS Employer Identification No.)

485 Lexington Avenue
New York, New York 10017

(Address of principal executive offices) (Zip code)

(917) 778-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, without par value	TRV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

e)  On May 20, 2026, the shareholders of The Travelers Companies, Inc. (the “Company”) approved an amendment to The Travelers Companies, Inc. Amended and Restated 2023 Stock Incentive Plan (the “2023 Stock Incentive Plan”) at the Company’s annual meeting of shareholders. The amendment increases the number of shares authorized for issuance under the 2023 Stock Incentive Plan by 5,000,000 shares. The material terms of the 2023 Stock Incentive Plan, as amended, are described in the Company’s definitive Proxy Statement, dated April 7, 2026, under the heading “Item 4 — Amendment to The Travelers Companies, Inc. Amended and Restated 2023 Stock Incentive Plan”, which is incorporated herein by reference.

The 2023 Stock Incentive Plan, as amended, is filed as Exhibit 10.1 hereto.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on May 20, 2026. For more information on the following proposals submitted to shareholders, see the Company’s definitive proxy statement, dated April 7, 2026. Below are the final voting results.

Item 1 — Election of Directors

Name	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Russell G. Golden	168,238,679	1,639,828	319,720	19,515,425
Thomas B. Leonardi	153,419,673	16,264,670	513,884	19,515,425
Clarence Otis Jr.	160,722,985	9,063,326	411,916	19,515,425
Elizabeth E. Robinson	164,661,733	5,140,320	396,174	19,515,425
Todd C. Schermerhorn	168,340,221	1,525,966	332,040	19,515,425
Alan D. Schnitzer	162,326,012	7,561,754	310,461	19,515,425
Bridget van Kralingen	168,566,054	1,323,649	308,524	19,515,425
David S. Williams	169,179,519	699,251	319,457	19,515,425

Item 2 — Ratification of Independent Registered Public Accounting Firm

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
176,385,126	13,020,934	307,592	0

Item 3 — Non-Binding Vote to Approve Executive Compensation

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
157,619,183	11,431,214	1,147,830	19,515,425

Item 4 — Amendment to The Travelers Companies, Inc. Amended and Restated 2023 Stock Incentive Plan

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
124,148,482	45,264,986	784,759	19,515,425

Item 5 — Shareholder Proposal Relating to a Report on Climate-Related Pricing and Coverage Decisions

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
24,894,789	143,415,990	1,887,488	19,515,425

Item 6 — Shareholder Proposal Relating to an Independent Board Chairman

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
36,359,133	132,910,022	929,072	19,515,425

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	The Travelers Companies, Inc. Amended and Restated 2023 Stock Incentive Plan.

101.1	Pursuant to Rule 406 of Regulation S-T, the cover page to this Current Report on Form 8-K is formatted in Inline XBRL.

104.1	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit 101.1.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Travelers Companies, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2026	THE TRAVELERS COMPANIES, INC.

	By:	/s/ Christine K. Kalla
Name: Christine K. Kalla Title: Executive Vice President and General Counsel

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